                                                                  EXHIBIT 10.17



================================================================================


                      LIMITED LIABILITY COMPANY AGREEMENT

                                      OF

                          RESNET COMMUNICATIONS, LLC,

                     A DELAWARE LIMITED LIABILITY COMPANY




                                 JUNE 4, 1997

================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                                         Page
                                                                                         ----
ARTICLE I
     DEFINITIONS............................................................................2
     1.1    Definitions.....................................................................2
     1.2    Terms Generally.................................................................8

ARTICLE II
     ORGANIZATION...........................................................................8
     2.1    Formation of Company............................................................8
     2.2    Name............................................................................8
     2.3    Principal Place of Business.....................................................9
     2.4    Registered Agent and Registered Office..........................................9
     2.5    Term............................................................................9
     2.6    Purpose.........................................................................9
     2.7    Additional Members..............................................................9
     2.8    Tax Classification..............................................................9

ARTICLE III
     CAPITAL CONTRIBUTIONS.................................................................10
     3.1    Ownership Interests; Initial Capital Contributions.............................10
     3.2    Additional Capital Contributions...............................................11
     3.3    No Right to Withdraw...........................................................11
     3.4    No Third Party Beneficiaries...................................................11
     3.5    Limitation of Liability of Members.............................................11
     3.6    Capital Contribution...........................................................12
     3.7    Improper Distribution..........................................................12

ARTICLE IV
     CAPITAL ACCOUNTS......................................................................12
     4.1    Capital Accounts...............................................................12

ARTICLE V
     ALLOCATIONS AND DISTRIBUTIONS.........................................................12
     5.1    Allocations of Company Income..................................................12
     5.2    Tax Distributions..............................................................12
     5.3    Distributions of Distributable Cash............................................13
     5.4    Reserves.......................................................................13
     5.5    Withholding....................................................................13
     5.6    Distribution Limitation........................................................13

                                      (i)

                                                                                          Page
                                                                                          ----
ARTICLE VI
     MANAGEMENT AND CONTROL.................................................................13
     6.1    Member Management...............................................................13
     6.2    Management Decisions............................................................16
     6.3    Member Meetings.................................................................18
     6.4    Quorum for Meetings of the Members.  ...........................................18
     6.5    Consent of Absentees and Waiver of Notice.......................................18
     6.6    Written Action Without a Meeting................................................18
     6.7    Proxies.........................................................................19
     6.8    Officers........................................................................19
     6.9    Limitations on Member...........................................................19
     6.10   Business with Members...........................................................19
     6.11   Compensation; Reimbursement of Expenses.........................................19

ARTICLE VII
     TRANSFER OF OWNERSHIP INTERESTS........................................................20
     7.1    Transfer Restrictions...........................................................20
     7.2    Right of First Negotiation; Right of First Refusal..............................20
     7.3    Additional Requirements.........................................................25
     7.4    Effect of Attempted Transfer....................................................26
     7.5    Indemnification in Case of Unauthorized Transfers...............................26
     7.6    Equitable Relief................................................................26
     7.7    Preemptive Rights...............................................................26

ARTICLE VIII
     DISSOLUTION............................................................................27
     8.1    Dissolution.....................................................................27
     8.2    Continuation after Disqualifying Events.........................................28
     8.3    Dissolution or Bankruptcy of a Member...........................................28
     8.4    Waiver of Dissolution Rights....................................................28

ARTICLE IX
     LIQUIDATION............................................................................29
     9.1    Liquidation.....................................................................29
     9.2    Priority of Payment.............................................................29
     9.3    Liquidating Distributions to Members............................................30
     9.4    No Deficit Capital Account Restoration..........................................30

ARTICLE X
     COVENANTS, REPRESENTATIONS AND WARRANTIES..............................................31
     10.1   Confidentiality.................................................................31

                                     (ii)

                                                                                         Page
                                                                                         ----
     10.2   Representations................................................................32
     10.3   Single Purpose Entities........................................................32
     10.4   ResNet Advances................................................................32

ARTICLE XI
     INDEMNIFICATION.......................................................................32
     11.1   Members' Indemnification.......................................................32
     11.2   Officers' Indemnification......................................................33
     11.3   Indemnification Procedures.....................................................33
     11.4   Insurance......................................................................34

ARTICLE XII
     BOOKS, RECORDS, ACCOUNTING AND REPORTS................................................34
     12.1   Maintenance of Books and Records...............................................34
     12.2   Operating and Financial Statements.............................................35
     12.3   Other Information..............................................................35
     12.4   Tax Matters Member.............................................................36
     12.5   Tax Accounting Principles......................................................36
     12.6   Returns........................................................................36
     12.7   Information....................................................................36
     12.8   No State Law Partnership.......................................................36

ARTICLE XIII
     MISCELLANEOUS.........................................................................37
     13.1     Governing Law................................................................37
     13.2     Notices......................................................................37
     13.3     Unregistered Interests.......................................................38
     13.4     Waiver of Partition..........................................................38
     13.5     Counterparts.................................................................38
     13.6     Entirety.....................................................................38
     13.7     Force Majeure................................................................39
     13.8     Amendment....................................................................39
     13.9     Severability.................................................................39
     13.10    Parties in Interest..........................................................39
     13.11    Further Assurances...........................................................39
     13.12    No Right of Set Off..........................................................39
     13.13    No Strict Construction.......................................................39
     13.14    No Waiver....................................................................39
     13.15    Headings.....................................................................40
     13.16    Costs and Expenses of Agreement..............................................40
     13.17    Dealing with Related Parties.................................................40

                                     (iii)

                                                                                         Page
                                                                                         ----
     13.18    Other Activities.............................................................40
     13.19    Survival.....................................................................40

Exhibit 1 - Initial Capital Contributions and Ownership Interests.................Exhibit 1-1
Exhibit 2 - Tax Accounting Principles ............................................Exhibit 2-1

                                     (iv)

                    LIMITED LIABILITY COMPANY AGREEMENT OF

                          RESNET COMMUNICATIONS, LLC


      This Limited Liability Company Agreement (this "Agreement") of ResNet Communications, LLC (the "Company") is made and entered into as of June 4, 1997 by and between TCI Satellite MDU, Inc. ("TCI-Satellite"), a Delaware corporation, and ResNet Communications, Inc., a Delaware corporation ("ResNet").

                                   RECITALS
                                   --------

      A. Prior to the date hereof, ResNet owned all of the assets and operations (subject to related liabilities) used in the Business, which assets and operations will be contributed to the Company by ResNet simultaneously with the execution of this Agreement to acquire a 95.01 percent Ownership Interest.

      B. Simultaneously with the execution of this Agreement, TCI-Satellite will contribute $5,396,053 in cash to the Company to acquire a 4.99 percent Ownership Interest (the "Initial Ownership Interest").

      C. Simultaneously with the execution of this Agreement, TCI-Satellite and the Company are entering into a Subordinated Convertible Term Loan Agreement (the "Loan Agreement") pursuant to which TCI-Satellite has agreed to lend to the Company the principal amount of $34,603,947 (the "Conversion Loan"), the loans under which are convertible under certain circumstances into Ownership Interests (the "Conversion Ownership Interests"), that when combined with the Initial Ownership Interest will give TCI-Satellite the right to acquire Ownership Interests representing, immediately after issuance of all such Ownership Interests, assuming no issuance of any additional equity in the Company after the date of formation of the Company other than the Conversion Ownership Interests, a 36.99 percent Ownership Interest in the Company. Under the terms of the Loan Agreement, if TCI-Satellite is unable to convert the loans in full into the Conversion Ownership Interests due to the Regulatory Restrictions, on the maturity date under the Loan Agreement the Company has agreed to issue to TCI-Satellite a warrant to acquire the unconverted portion of the Conversion Ownership Interests (the "Conversion Warrant").

      D. Simultaneously with the execution of this Agreement, TCI-Satellite and the Company are entering into an Option Agreement (the "Option Agreement") pursuant to which the Company is granting to TCI-Satellite an option (the "Option") to acquire additional Ownership Interests (the "Option Ownership Interests") that when combined with the Initial Ownership Interest and the Conversion Ownership Interests will give TCI-Satellite the right to acquire Ownership Interests representing, immediately after issuance of all such Ownership Interests, assuming no issuance of any additional equity in the Company after the date of formation of the Company other than the Conversion Ownership Interests and the Option Ownership Interests, a 49.99 percent Ownership Interest in the Company. If TCI-Satellite has not exercised its option in full to acquire the Option Ownership Interests upon issuance by the Company to TCI-Satellite of the Conversion Warrant, then the Company will issue to TCI-Satellite, simultaneously with issuance of the Conversion Warrant, a warrant to acquire the unexercised portion of the Option Ownership Interests (the "Option Warrant").

                                   AGREEMENT
                                   ---------

      For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

      1.1      Definitions.  The following terms used in this Agreement will
               -----------
have the meanings specified below, unless otherwise provided in this Agreement:

      "Accountant" means the Company's independent public accountant or
       ----------
accounting firm that audits the Company's financial statements and prepares any financial or tax determination required under this Agreement, as selected by the Managing Member.

      "Act" means the Delaware Limited Liability Company Act, Delaware Laws
       ---
Annotated (S)(S) 18-101 et seq.
                        -- ----

      "Additional Capital Contribution" means a capital contribution that a
       -------------------------------
Member makes pursuant to Sections 2.7 or 3.2.

      "Additional Members" means those Persons admitted to the Company in
       ------------------
accordance with Section 2.7.

      "Additional Preferred Ownership Interests" has the meaning specified in
       ----------------------------------------
Section 2.7.

      "Affiliate" means with respect to any Person, any other Person that
       ---------
Controls, is Controlled by or is under common Control with such Person.

      "Appraised Purchase Price" has the meaning specified in Section
       ------------------------
7.2(a)(iii).

      "Assignee" means a transferee of an Ownership Interest, or any portion of
       --------
the attributes of an Ownership Interest, who has not been admitted as a Substituted Member.

      "Bankruptcy" of a Person will be deemed to have occurred upon the
       ----------
happening of any of the following:

          (1) the valid appointment of a receiver or trustee to administer all or a substantial portion of such Person's assets or its Ownership Interest if such receiver or trustee is not removed within 30 days of appointment;

          (2) the filing by such Person of a voluntary petition for relief under the Bankruptcy Code or of a pleading in any court of record admitting in writing its inability to pay its debts as they become due;

          (3) the making by such Person of a general assignment for the benefit of creditors;

          (4) the filing by such Person of an answer admitting the material allegations of, or its consenting to or defaulting in answering, a petition for relief filed against it in any proceeding under the Bankruptcy Code; or

          (5) the entry of an order, judgment or decree by any court of competent jurisdiction, granting relief against such Person in a proceeding under the Bankruptcy Code if such order, judgment or decree continues unstayed and in effect for a period of 30 days after such entry.

      "Bankruptcy Code" means the Bankruptcy Code of 1978.
       ---------------

      "Below Appraised Value Offer" has the meaning specified in Section 7.2(b).
       ---------------------------

      "Business" means the business of the Company, operating as a "private
       --------
cable operator" under applicable federal law providing video on-demand, basic and premium cable television programming and other interactive, multi-media entertainment and information services to subscribers in multiple dwelling units with facilities that do not use any public right-of-way.

      "Business Day" means any day (other than a day which is a Saturday, Sunday
       ------------
or legal holiday in the State of Colorado or the State of South Dakota) on which banks are open for business in Denver, Colorado and Sioux Falls, South Dakota.

      "Buying Member" has the meaning specified in Section 7.2(a).
       -------------

      "Capital Account" has the meaning specified in Exhibit 2.
       ---------------

      "Capital Contribution" means any contribution by a Member to the Company
       --------------------
which is either an Initial Capital Contribution or an Additional Capital Contribution.

      "Code" has the meaning specified in Exhibit 2.
       ----

      "Company" means the limited liability company formed pursuant to this
       -------
Agreement.

      "Consent" means either the written consent of a Person or the affirmative
       -------
vote of such Person at a meeting duly held pursuant to this Agreement to do the act or thing for which the consent is required or solicited, or the act of granting such consent, as the context may require.

      "Control" means the ownership, directly or indirectly, of voting
       -------
securities or other ownership interests in a Person by another Person, which represent at least 75 percent of the economic interests in and 75 percent of the voting power of such Person.

      "Conversion Loan" has the meaning specified in Recital C.
       ---------------

      "Conversion Ownership Interests" has the meaning specified in Recital C.
       ------------------------------

      "Conversion Warrant" has the meaning specified in Recital C.
       ------------------

      "Definitive Purchase Notice" has the meaning specified in Section
       --------------------------
7.2(a)(iv).

      "Definitive Purchase Notice Date" has the meaning specified in Section
       -------------------------------
7.2(a)(iv).

      "Definitive Sale Notice" has the meaning specified in Section 7.2(a)(iv).
       ----------------------

      "Definitive Sale Notice Date" has the meaning specified in Section
       ---------------------------
7.2(a)(iv).

      "Disqualified Member" has the meaning specified in Section 8.1(c).
       -------------------

      "Disqualifying Event" has the meaning specified in Section 8.1(c).
       -------------------

      "Dissolution" means the happening of any of the events set forth in
       -----------
Section 8.1, causing the Company to dissolve as a legal entity.

      "Distributable Cash" means, as of any date of determination, the amount by
       ------------------
which the Company's cash on hand or in bank accounts of the Company exceeds the cash needs of the Company in connection with the operation of the Business, including cash needed for operating expenses, scheduled payments of principal and interest on indebtedness and reasonable and prudent reserves for working capital, capital improvements and replacements, and Company liabilities, contingent or otherwise, all as determined by a Majority in Interest in its reasonable judgment. Except as approved by the unanimous Consent of the Members, Distributable Cash will not include the proceeds of any borrowings by the Company.

      "Economic Interest" means an interest in the Company as a Member limited
       -----------------
to the rights to receive distributions and allocations of income and losses, but, unless required under the Act, does not include any other rights of Members under the Act, including the right to participate in the management of the Company, including the right to vote on, Consent to or otherwise participate in any decision relating to the Company, or to inspect the books and records of the Company.

      "Fair Market Value" means as to any property, the price at which a willing
       -----------------
seller would sell and a willing buyer would buy such property having full knowledge of the facts, in an arm's-length transaction without time constraints, and without being under any compulsion to buy or sell.

      "FCC" means the United States Federal Communications Commission.
       ---

      "Final Company Fair Market Value" has the meaning specified in Section
       -------------------------------
7.2(a)(ii).

      "Fiscal Year" means the fiscal year of the Company.
       -----------

      "GAAP" means United States generally accepted accounting principles,
       ----
consistently applied.

      "Governmental Authority" means any federal, state, municipal or local
       ----------------------
government authority or political subdivision thereof.

      "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.
       -------

      "Initial Capital Contribution" means the initial capital contribution made
       ----------------------------
by a Member pursuant to Section 3.1.

      "Initial Members" means TCI-Satellite and ResNet, and any of their
       ---------------
respective Affiliates.

      "Initial Ownership Interest" has the meaning specified in Recital B.
       --------------------------

      "IRS" has the meaning specified in Exhibit 2.
       ---

      "Legal Requirement" means the requirements of any law, ordinance, statute,
       -----------------
rule, regulation, code, order, judgment, decree, injunction, franchise, determination, approval, permit, license, authorization or other requirement of any Governmental Authority.

      "Liability" has the meaning specified in Section 11.1.
       ---------

      "Liquidating Agent" has the meaning specified in Section 9.1.
       -----------------

      "Liquidation" means the process of terminating the Company under Article
       -----------
IX after its Dissolution.

      "Loan Agreement" has the meaning specified in Recital C.
       --------------

      "LodgeNet" means LodgeNet Entertainment Corporation, a Delaware
       --------
corporation.

      "Majority in Interest" means that Member or those Members who own more
       --------------------
than 50 percent of the Ownership Interests in the Company.

      "Management Agreement" means the Management and Shared Services Agreement
       --------------------
dated as of January 10, 1996 between ResNet and LodgeNet, as amended.

      "Managing Member" means ResNet.
       ---------------

      "Member" or "Members" means any or all of TCI-Satellite, ResNet and any
       ------      -------
other Person hereafter admitted to the Company as a Member in accordance with this Agreement.

      "Negotiated Purchase Price" has the meaning specified in Section
       -------------------------
7.2(a)(i).

      "Negotiation Period" has the meaning specified in Section 7.2(a)(i).
       ------------------

      "Notice Date" has the meaning specified in Section 7.2(a).
       -----------

      "Option" has the meaning specified in Recital D.
       ------

      "Option Agreement" has the meaning specified in Recital D.
       ----------------

      "Option Ownership Interests" has the meaning specified in Recital D.
       --------------------------

      "Option Warrant" has the meaning specified in Recital D.
       --------------

      "Ownership Interest" means, with respect to any Member, the entire
       ------------------
interest of such Member in the Company, including its interest in the income and losses of the Company, its Capital Account, its rights to a distributive share of the Company's assets, and all other rights and obligations of such Member under this Agreement and the Act, expressed as a percentage interest carried to two decimal places, as initially specified in Exhibit 1, as amended from time to time as provided in this Agreement. The term Ownership Interest will include Additional Preferred Ownership Interests, as the context requires.

      "Person" means and includes an individual, a corporation, a partnership
       ------
(general, limited or limited liability), a joint venture, a limited liability company, an association, a trust or any other organization or entity, including a Governmental Authority.

      "Preliminary Company Fair Market Value" has the meaning specified in
       -------------------------------------
Section 7.2(a)(ii).

      "Prohibited Transferees" means Comsat Corporation, Ascent Entertainment
       ----------------------
Group, Inc., On Command Corporation, MagiNet Corporation, IPC of Singapore, and their respective successors, assigns, or affiliates.

      "Proprietary Information" has the meaning specified in Section 10.1.
       -----------------------

      "Regulations" has the meaning specified in Exhibit 2.
       -----------

      "Regulatory Restrictions" means any restriction or limitation on the
       -----------------------
ability of TCI-Satellite to acquire all or any portion of the Conversion Ownership Interests or Option Ownership Interests because such acquisition would cause the Company or TCI-Satellite to violate any Legal Requirement, including 47 U.S.C. (S) 533(a)(2) or any regulations of the FCC promulgated thereunder if any SMATV service offered by the Company continued to be offered after such acquisition separate and apart from any applicable franchised cable service.

      "Required Members" means Members having at least 66.67% of the Ownership
       ----------------
Interests in the Company.

      "ResNet" has the meaning specified in the Preamble.
       ------

      "Right of First Negotiation" has the meaning specified in Section 7.2(a).
       --------------------------

      "Right of First Negotiation Closing Date" has the meaning specified in
       ---------------------------------------
Section 7.2(a)(vii).

      "Right of First Refusal" has the meaning specified in Section 7.2 (b).
       ----------------------

      "Right of First Refusal Closing Date" has the meaning specified in Section
       -----------------------------------
7.2(b)(ii).

      "Right of First Refusal Period" has the meaning specified in Section
       -----------------------------
7.2(b)(i).

      "Right of First Refusal Purchase Price" has the meaning specified in
       -------------------------------------
Section 7.2(b).

      "Selling Member" has the meaning specified in Section 7.2(a).
       --------------

      "SMATV" means satellite master antenna television.
       -----

      "Substituted Member" means a Person admitted to the Company as a
       ------------------
Substituted Member under Article VII.

      "Tax Matters Member" has the meaning specified in Section 12.4.
       ------------------

      "TCI-Satellite" has the meaning specified in the Preamble.
       -------------

      "TCI-Satellite's Preferred Equity Balance" means, as of any date of
       ----------------------------------------
determination, (a) the sum of (i) TCI-Satellite's Initial Capital Contribution;
(ii) the principal amount of any loans made by TCI-Satellite that are converted into Conversion Ownership Interests under the Loan Agreement; and (iii), without duplication of any amounts in (ii), the amount of any Capital Contributions made or deemed made by TCI-Satellite to acquire an Ownership Interest under the Conversion Warrant; minus (b) the amount of distributions made by the Company to TCI-Satellite under Section 9.2(d).

      "Transaction Documents" has the meaning specified in Section 13.6.
       ---------------------

      "Transfer" means a sale, assignment, mortgage, hypothecation, pledge,
       --------
encumbrance, transfer or other disposition, whether voluntary or by operation of law.

      1.2      Terms Generally.  The definitions in Section 1.1 and Section 1
               ---------------
of Exhibit 2 will apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun will include the corresponding masculine, feminine and neuter forms. The word include (and any variation thereof) is used in an illustrative sense rather than a limiting sense. All references to Articles, Sections and Exhibits are to Articles and Sections of, and Exhibits to, this Agreement unless the context otherwise requires. Unless the context otherwise requires, any references to any agreement or other instrument or statute or regulation are to such agreement, instrument or statute as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provisions). Any reference in this Agreement to a "day" or number of "days" (without the explicit qualification of "Business") will be interpreted as a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action or notice will be deferred until, or may be taken or given on, the next Business Day.


                                  ARTICLE II
                                 ORGANIZATION

      2.1      Formation of Company.  The Initial Members formed the Company
               --------------------
pursuant to the Act for the purposes and upon the terms and conditions set forth in this Agreement on May 28, 1997, by filing articles of organization with the Delaware Secretary of State. The Company will sign, file and record any documents required under applicable law and take such other appropriate actions to comply with the requirements of formation and operation of a limited liability company and the conduct of business under the laws of the State of Delaware and any other appropriate jurisdiction.

      2.2      Name.  The name of the Company is ResNet Communications, LLC.
               ----
The business of the Company may be conducted under such other name or names as a Majority in Interest may from time to time determine.

      2.3      Principal Place of Business.  The principal place of business
               ---------------------------
of the Company will be at 808 West Avenue North, Sioux Falls, South Dakota 57104, or such other place designated from time to time by the Managing Member.

      2.4      Registered Agent and Registered Office.  The registered agent
               --------------------------------------
of the Company for service of process in Delaware will be The Corporation Trust Company. The registered office of the Company in Delaware will be 1209 Orange Street, Wilmington, Delaware 19801 (County of New Castle). The Company may change its registered office or registered agent in Delaware in accordance with the Act.

      2.5      Term.  The term of the Company will commence on the date of
               ----
this Agreement and will continue for thirty (30) years unless earlier terminated in accordance with this Agreement.

      2.6      Purpose.  The principal purpose of the Company is to engage (i)
               -------
in the Business and (ii) in any other lawful activity approved by the Consent of the Required Members. The Company will have all powers necessary to engage in any and all activities that the Members deem necessary or desirable to accomplish the purposes of the Company.

      2.7      Additional Members.
               ------------------

               (a) Additional Members may be admitted to the Company only upon the approval of, and upon the terms and conditions specified by, the Managing Member, including the right to sell Ownership Interests that have no voting rights, subject to compliance with Section 7.7. Without limiting the foregoing, the Managing Member may, subject to compliance with Section 7.7, issue to Members Ownership Interests ("Additional Preferred Ownership Interests") that have a priority to receive distributions in liquidation under Section 9.2.

               (b) Subject to compliance with the preemptive rights set forth in Section 7.7 and the condition that each new Member shall execute a signature page of this Agreement, which execution shall be deemed to represent the execution of a counterpart of this Agreement, and other appropriate agreements in connection with its subscription, and such Member meets the suitability requirements imposed on the original Members pursuant to the subscription agreements, the Managing Member may admit one or more Additional Members and may appropriately amend this Agreement to reflect such admissions. Admission of an Additional Member will not be a cause for Dissolution of the Company.

      2.8      Tax Classification.  Notwithstanding any other provision of
               ------------------
this Agreement, no Member, Managing Member or employee of the Company may take any action (including the filing of a U.S. Treasury Form 8832 Entity Classification Election) that would cause the Company to be characterized as an entity other than a partnership for federal income tax purposes without the affirmative unanimous Consent of the Members. A determination of whether such action will have the above described effect will be based upon a declaratory judgment or similar relief obtained from a court of competent jurisdiction, a favorable ruling from the IRS, or the receipt of an opinion of counsel reasonably satisfactory to the Managing Member.


                                  ARTICLE III
                             CAPITAL CONTRIBUTIONS

      3.1      Ownership Interests; Initial Capital Contributions.
               --------------------------------------------------

               (a)  The Ownership Interest of each Member is set forth in
Exhibit 1. The Ownership Interest of a Member may increase or decrease as a result of a permitted transfer of an Ownership Interest, the admission of Additional Members to the Company pursuant to Section 2.7 or otherwise as provided in this Agreement. The Members agree that the Members' Ownership Interests will not be represented by or divisible into units of measurement (other than by reference to an undivided percentage interest in the Company). If the Members' Ownership Interests are in the future so represented or divisible, the Members will amend this Agreement and all other Transaction Documents to reflect such representation or division.

               (b) Contemporaneously with the execution of this Agreement, each Initial Member will contribute or cause to be contributed to the Company as its Initial Capital Contribution the cash or other property set forth opposite its name in Exhibit 1. The value of each Member's contribution as specified in
Exhibit 1 will be credited to such Member's Capital Account and such value will be treated as the amount contributed as such Member's Initial Capital Contribution. The Initial Capital Contribution of ResNet will include all of the assets and operations of the Business (subject to related liabilities), and the Members agree that the initial Capital Account of ResNet will be $9,501 at the time of such contribution.

               (c) The Managing Member will have the full power and authority to create and sign certificates from time to time representing Ownership Interests. If certificates representing Ownership Interests are issued, they shall bear the following legend:

               "THIS CERTIFICATE REPRESENTS AN OWNERSHIP INTEREST IN RESNET COMMUNICATIONS, LLC. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. THE OWNERSHIP INTEREST REPRESENTED BY THIS CERTIFICATE ALSO IS SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN THE LIMITED LIABILITY COMPANY AGREEMENT OF RESNET COMMUNICATIONS, LLC

               DATED AS OF JUNE 4, 1997, A COPY OF WHICH IS ON FILE AND AVAILABLE FOR INSPECTION DURING NORMAL BUSINESS HOURS AT THE PRINCIPAL OFFICE OF RESNET COMMUNICATIONS, LLC, AND ANY ATTEMPTED TRANSFER IN VIOLATION OF THE TERMS OF SUCH AGREEMENT IS VOID."

      3.2      Additional Capital Contributions.
               --------------------------------

               (a) Except as contemplated by Section 2.7 with respect to Additional Members admitted to the Company and as provided under Section 3.2(b), the Members will contribute Additional Capital Contributions to the Company at such times and in such amounts as determined by the unanimous Consent of the Members.

               (b) Any additional amounts contributed to the Company by TCI-Satellite as a result of: (a) the conversion of the principal amount of any loans into Conversion Ownership Interests under the Loan Agreement; (b) amounts contributed to acquire Option Ownership Interests under the Option Agreement; or
(c) amounts contributed or deemed contributed upon the exercise of the Conversion Warrant or the Option Warrant, will be treated for all purposes under this Agreement as Additional Capital Contributions of TCI-Satellite and will be credited to the Capital Account of TCI-Satellite in accordance with Exhibit 2. Upon any contribution by TCI-Satellite as described in the preceding sentence, the Ownership Interests of the Members will be appropriately adjusted, and
Exhibit 1 will be appropriately amended, as provided in the Loan Agreement, the Option Agreement, the Conversion Warrant or the Option Warrant, as applicable.

      3.3      No Right to Withdraw. No Member will have the right to withdraw
               --------------------
any amount from its Capital Account or to receive any distribution from the Company, except in accordance with the terms of this Agreement. No Member will have the right to demand or, except as otherwise provided in this Agreement, receive a distribution of property other than cash. No Member will be entitled to interest on its Capital Contributions or on the positive balance in its Capital Account. No Member will be entitled to resign or retire from the Company except upon the Company's Dissolution.

      3.4      No Third Party Beneficiaries. This Agreement is for the sole
               ----------------------------
benefit of the Members. No other Person who is not a Member will have any rights under this Agreement. Without limiting the foregoing, the obligations of the Members to make Capital Contributions under the terms of this Agreement will not be construed as conferring any rights or benefits on any third party, including the holder of any obligation or indebtedness of the Company or any obligation secured by a mortgage, deed of trust or other encumbrance upon the assets of the Company.

      3.5      Limitation of Liability of Members. The debts, obligations and
               ----------------------------------
liabilities of the Company, whether arising in contract, tort or otherwise, will be solely the debts, obligations and liabilities of the Company and no Member, Assignee or other Person hereunder will be obligated personally for any such debt, obligation or liability by reason of his capacity as such.

      3.6      Capital Contributions. Each Member is liable to the Company for
               ---------------------
(a) the Initial Capital Contributions agreed to be made under Section 3.1(b) and
(b) any Additional Capital Contribution such Member agrees to make under Section
2.7 or Section 3.2(a).

      3.7      Improper Distribution.  A Member who receives a distribution in
               ---------------------
violation of Section 5.6 and who knew at the time of the distribution that it violated Section 5.6 will be liable to the Company for the amount of the distribution, subject to the applicable period of limitation under the Act. A Member who receives such a distribution but did not know at the time of the distribution that it violated Section 5.6 shall not be liable to the Company or otherwise for the amount of the distribution.


                                  ARTICLE IV
                               CAPITAL ACCOUNTS

      4.1      Capital Accounts.  A Capital Account will be maintained for
               ----------------
each Member as provided in Exhibit 2.


                                   ARTICLE V
                         ALLOCATIONS AND DISTRIBUTIONS

      5.1      Allocations of Company Income. Company income and loss will be
               -----------------------------
allocated among the Members as provided in Exhibit 2.

      5.2      Tax Distributions. Except as provided in Section 9.2, the Company
               -----------------
will, to the extent of Distributable Cash, distribute in cash, no later than 60 days after the close of each Fiscal Year, the excess, if any, of (i) 40 percent of an amount equal to the excess, if any, of the cumulative items of income and gain over the cumulative items of deduction, loss and credit (grossed up to a deduction equivalent at a 40 percent tax rate) of the Company as shown on the federal income tax returns of the Company for all periods over (ii) the sum of amounts previously distributed pursuant to this Section or Section 5.3, provided that the Company shall make such distributions on a quarterly basis as soon as possible to address any Member's quarterly payments of estimated tax if such early distribution is feasible in terms of Distributable Cash and accurate anticipation of the Fiscal Year's net tax position. The Company may adjust the rate of distribution provided in this Section to reflect any changes made to the ordinary income and capital gains tax rates of the Code which may have the effect of requiring the Members to pay more or less taxes on ordinary income or capital gains generated by Company activities. Distributions pursuant to this Section will be made to the Members in the proportions in which the net recognized taxable income and gains for such Fiscal Years have been allocated to such Members for federal income tax purposes pursuant to Exhibit 2. For purposes of this Section 5.2, in the case of property contributed to the capital of the Company, items of income, gain, deduction and loss will be computed as if the tax basis of such property were equal to its Fair Market Value at the time of such contribution, and the Fair Market Value of ResNet's Initial Capital Contribution will be considered to be $9,501.

      5.3      Distributions of Distributable Cash. Except as provided in
               -----------------------------------
Sections 5.2 and 9.2, Distributable Cash will be distributed to the Members at such times and in such amounts as the Managing Member may determine. Any amounts that are distributed pursuant to this Section will be distributed to the Members in proportion to their Ownership Interests at the time such distributions are made.

      5.4      Reserves.  The Members may establish such reserves in their
               --------
reasonable discretion for working capital, construction and other capital expenditures, maintenance, repair, operation, development, expansion, replacements, loan, lease amortization and interest and rent payments and for any other reason, in each case as a Majority in Interest determines to be in the best interests of the Company.

      5.5      Withholding.  If required by the Code or by state or local law
               -----------
(including any withholding required under the Code with respect to effectively connected taxable income allocated to a Member who is a foreign Person), the Company will withhold any required amount from distributions to a Member for payment to the appropriate taxing authority. Any amount so withheld from a Member will be treated as a distribution by the Company to such Member. Each Member agrees to timely file any agreement that is required by any taxing authority in order to avoid any withholding obligation that would otherwise be imposed on the Company.

      5.6      Distribution Limitation.  Notwithstanding any other provision
               -----------------------
of this Agreement, the Company will not make any distribution to the Members if, after the distribution, the liabilities of the Company (other than liabilities to Members on account of their Ownership Interests) would exceed the Fair Market Value of the Company's assets. With respect to any property subject to a liability for which the recourse of creditors is limited to the specific property, such property will for this purpose be included in assets only to the extent the property's Fair Market Value exceeds its associated liability, and such liability will be excluded from the Company's liabilities.


                                  ARTICLE VI
                            MANAGEMENT AND CONTROL

      6.1      Member Management.
               -----------------

               (a)  Managing Member. The Members will have the sole and absolute
                    ---------------
authority and responsibility to oversee the operations of the Company. Except as otherwise provided in this Agreement and the other Transaction Documents, the business of the Company will be conducted and managed exclusively by the Managing Member. The Managing Member will have the authority to delegate to any officer or employee of the Company the authority to make any decision on the Company's behalf. The Managing Member will not be obligated to do or perform any act in connection with the Business or the other permitted activities of the Company not expressly set forth in this Agreement. The Managing Member will devote such time, effort and skill to the business and affairs of the Company as may be reasonable and necessary or appropriate for the welfare and success of the Company. Each Member agrees to exercise its management rights in good faith, in a manner that such Member reasonably believes to be in the best interests of the Company and with the care an ordinarily prudent Person in a like position would use under similar circumstances.

               (b)  Management Agreement and Fee. In consideration of the
                    ----------------------------
management services to be provided to the Company by the Managing Member, the Company will enter into the Management Agreement, and the Managing Member will be entitled to the management fee and reimbursement for expenses set forth in the Management Agreement and is authorized to pay itself in respect thereof.

               (c)  Specific Authority of the Managing Member. Except as
                    -----------------------------------------
otherwise provided in this Agreement and the other Transaction Documents, the Managing Member will have full power and authority to do all things and to perform all acts that it reasonably deems necessary or advisable to conduct the business affairs of the Company, or incidental thereto, without the consent of any Member, including full power and authority to take any of the following actions, each of which is hereby expressly authorized by the parties hereto:

                    (i) Enter into contracts and perform the obligations of the Company undertaken in such contracts;

                    (ii) Make all decisions with respect to the investigation, selection, negotiation, structure, acquisition, operation and disposition of the contracts of the Company; and employ such agents, consultants, advisers, directors, attorneys, accountants, investment bankers and other personnel as may be necessary or appropriate for the business of the Company on such terms and conditions as the Managing Member determines are reasonable;

                    (iii) Open, maintain and close bank accounts and draw checks and other orders for the payment of money;

                    (iv) Collect accounts receivable, income and other payments due to the Company;

                    (v) Keep the books and records of the Company and hire the Accountant;

                    (vi) Pay accounts payable and other expenses of the Company;

                    (vii) Transfer, hypothecate, compromise or release any Company claim;

                    (viii) Administer the financial affairs of the Company, make tax and accounting elections, including an election or elections under
     Section 754 of the Code (which election will be made upon the request of any Member), file all required tax returns relating to the Company, pay the liabilities of the Company and distribute the profits of the Company to the Members;

                    (ix) Borrow money on behalf of the Company and make, issue, accept, endorse and execute promissory notes, drafts, bills of exchange, guarantees, and other instruments and evidences of indebtedness in the name of the Company, including in connection with and as part of purchasing assets and securities for the Company, and mortgage, pledge, assign or grant security interests in all or any part of the assets then owned or thereafter acquired by the Company in connection therewith;

                    (x) Cause the Company to purchase and maintain any insurance, in amounts and on terms customary in the industry, covering the potential liabilities of the Company, the Managing Member and its Members, employees and agents, and the officers, directors and employees of the Members, of the Managing Member, as well as the potential liabilities of any person serving at the request of the Company as a director, officer, employee, agent, partner, consultant or adviser of any corporation or other entity in which the Company has an investment; provided, however, the Managing Member will cause the Company to purchase insurance for the liabilities of directors and officers to the extent such insurance is available on commercially reasonable terms;

                    (xi) Commence or defend litigation that pertains to the Company or any assets of the Company and investigate potential claims;

                    (xii) Execute and file fictitious business name statements and similar documents;

                    (xiii) Admit additional Members and permit Additional Capital Contributions as provided in Sections 2.7, 3.2 and 7.7 (and appropriately amend this Agreement to reflect such admissions and Additional Capital Contributions) and admit an Assignee of a Member's interest to be a Substituted Member in the Company (and appropriately amend this Agreement and the Company records to reflect such assignment), without the Consent of any Member;

                    (xiv) Terminate the Company pursuant to Section 8.1 if the Members unanimously Consent under Section 8.1(a); and

                    (xv) Execute and deliver all documents and instruments necessary or advisable to carry out the foregoing.

     (d)  Valuation of Assets.  Except as provided in Section 7.2, the Managing
          -------------------
Member will value the assets of the Company whenever the Managing Member may, in its sole discretion, deem appropriate, and whenever else required by this Agreement or under the Code, and on any date provided for in this Agreement on which valuation is required due to the withdrawal of a Member pursuant to
Section 8.1, and will within 90 days of each such valuation date furnish to each Member a statement showing the net worth of the Company. If the Company is dissolved and the assets are not sold, the Managing Member will value the assets of the Company as of the date of Dissolution and will as promptly as practicable thereafter furnish the Members with the statement showing the net worth of the Company. If any other Member does not agree with the amount of any valuation determined by the Managing Member under this Agreement, such Member will give notice to the Managing Member within 30 days of the receipt of the statement showing the net worth of the Company (or other statement produced by the Managing Member relating to such valuation) and valuation procedures similar to those described in Section 7.2(a)(ii) will be applied to determine the amount of such valuation which will be binding on the Company and the Members.

     (e)  Revaluation of Company Assets. The Managing Member will revalue
          -----------------------------
Company property to its Fair Market Value (determined as provided in Section 6.1(d)) as of the date when any Member makes a contribution of money or property to the Company, the amount of which is disproportionate to the amount of its Ownership Interest, in exchange for an Ownership Interest in the Company or when the Company distributes money or property, other than to all Members in proportion to their Ownership Interests, to a withdrawing or continuing Member in exchange for all or part of its Ownership Interest in the Company.

     6.2  Management Decisions.
          --------------------

          (a) Except as provided in Sections 6.1(c), 6.2(b) and 6.2(c), all management decisions of the Members undertaken pursuant to Section 6.1 will be made by a Majority in Interest. The fact that one or more Members may have an interest in any decision will not invalidate such decision, which will be binding upon the Company and the Members.

          (b) The following management decisions require the unanimous Consent of the Initial Members:

               (i) the sale, exchange, lease or other disposition of all or substantially all of the assets of the Company;

               (ii)  the Dissolution or Liquidation of the Company; and

               (iii) any non-pro rata distribution of assets in Liquidation under Section 9.3(a).

          (c)  Consents.  The Members will have a right to Consent only with
               --------
respect to those matters expressly set forth in this Agreement and the matters listed below, which actions may be taken only with the written Consent of the Managing Member and the indicated Consent of the Members. The Members will be entitled to Consent on the following matters:

                (i) The amendment of this Agreement pursuant to Section 13.8 upon the affirmative Consent of the Required Members provided that such amendment affects all Members in the same manner and to the same extent and provided further that no Consent is necessary in connection with the admission of Members in accordance with this Agreement;

               (ii) The amendment of the allocations and distributions to the Members other than as permitted by Section 2.7 and Article III upon the affirmative Consent of each Member adversely affected;

              (iii) The continuation of the Company to effect an orderly Dissolution of the Company in accordance with Article VIII upon the affirmative Consent of the Required Members;

               (iv) The consolidation of or merger of the Company with any other Person upon the affirmative Consent of each of the Members unless (i) the Company is the continuing Person, or the Person (if other than the Company) formed by such consolidation or into which the Company is merged is a corporation organized and validly existing under the laws of the United States of America or any jurisdiction thereof; (ii) immediately after giving effect to such transaction, no event of default will have occurred and be continuing under the Loan Agreement; and (iii) immediately after giving effect to such transaction on a pro forma basis, the Company or any Person becoming the successor to the Company shall have a consolidated EBITDA (as defined in the Loan Agreement) equal to or greater than the consolidated EBITDA (as defined in the Loan Agreement) of the Company prior to such transaction; provided, however, that the foregoing limitation will not apply to (A) any sale, lease or other disposition of assets in the ordinary course of business or (B) any sale, lease or other disposition of assets in an aggregate amount not exceeding ten percent of the Fair Market Value of the total assets of the Company;

               (v) The taking of any action that would make it impossible to carry on the business of the Company except upon the Dissolution of the Company in accordance with this Agreement upon the affirmative Consent of the Required Members;

              (vi) The taking of any action that would subject the Members to personal liability in any jurisdiction upon the affirmative Consent of each Member; and

             (vii) The making of, execution of, or delivery of any general assignment for the benefit of the Company's creditors upon the affirmative Consent of the Required Members.

     6.3  Member Meetings.  A meeting of the Members will be held annually
          ---------------
within 60 days after the end of the Fiscal Year of the Company at the principal office of the Company or at any other place which may be designated by the Managing Member before the meeting. Any Member will have the right, from time to time but no more often than once each calendar month, to request a special meeting of the Members by means of a written notice, together with a proposed agenda, which notice must be given no less than 10 days prior to the date of such special meeting. Except in the case of an emergency, no meeting of the Members may be called without the required advance notice and the proposed agenda. Any Members may participate in any such meeting by means of telephonic or other communications equipment pursuant to which all Members can hear one another and participation by such means will constitute presence in person at a meeting.

     6.4  Quorum for Meetings of the Members. The presence in person of a
          ----------------------------------
Majority in Interest will constitute a quorum for the transaction of business at a meeting of the Members. No action of the Members will be valid in the absence of a quorum and the requisite Consent of the Members, as the case may be, as required under Section 6.2(a), 6.2(b) and 6.2(c), except as provided in Section
6.6 hereof.

     6.5  Consent of Absentees and Waiver of Notice. The transactions of any
          -----------------------------------------
meeting of the Members will be as valid as though had at a meeting duly held after proper notice and with a quorum if, either before or after the meeting, each Member not present in person or by proxy signs a written waiver of notice or a Consent to the holding of such meeting, or approves the minutes thereof. All such waivers, Consents or approvals will be filed with the books and records of the Company and made a part of the minutes of the meeting. Attendance of a Member at any meeting of the Members will constitute a waiver of notice of such meeting, except when a Member attends for the express purpose of objecting to the transaction of any business because such meeting has not been (or has not allegedly been) duly noticed.

     6.6  Written Action Without a Meeting. Any action required or permitted to
          --------------------------------
be taken at any meeting of the Members may be taken without a meeting, if Consent in writing to such action is provided by a sufficient number of Members whose Consent is necessary to approve such action. Such written Consent or Consents will be filed with the minutes of the proceedings of the Members. Written notice of any such action will be delivered by the Company to any Member who did not execute such written Consent. Action by written Consent shall have the same force and effect as vote of the Members.

     6.7  Proxies. Each Member may appear and vote at any meeting of the
          -------
Members, and may execute waivers of notice, consents, or approvals, through the agency of one or more Persons, provided such agents are full-time employees of a Member or an Affiliate of a Member that are authorized to so act on behalf of the Member by the terms of a written proxy which has been executed by such Member and delivered to the Company. All such written proxies will be filed with the books and records of the Company. If a written proxy authorizes an agent to appear and/or to vote at any meeting of the Member, such written proxy must be delivered to the Company at least three (3) business days prior to such meeting.

     6.8  Officers. The Members have the authority to designate and elect such
          --------
officers of the Company as they deem appropriate to carry out the business of the Company and to delegate to such officers authority to take any actions on behalf of the Company.

     6.9  Limitations on Members. No Member or Affiliate of a Member will have
          ----------------------
any authority to perform (i) any act in violation of any applicable law or regulation thereunder or (ii) any act without any Consent or ratification which is required to be Consented to or ratified by any Member under this Agreement.

     6.10 Business with Members. The Company may transact business with any
          ---------------------
Member or any other Person for goods or services reasonably required in the conduct of the Company's business; provided that any such transaction will be effected only on terms competitive with those that may be obtained in the marketplace from unaffiliated Persons.

     6.11 Compensation; Reimbursement of Expenses. Except as provided in Section
          ---------------------------------------
6.1(b), no Member will be paid compensation for managing the Company or operating the Company's business. Except as otherwise set forth in this Agreement, the Members will be fully and entirely reimbursed by the Company for any and all direct and identifiable costs and expenses (not including overhead, general and administrative and other like costs and expenses except as provided in the Management Agreement) incurred in connection with the management and supervision of the business of the Company. With respect to any such reimbursement, the Members will present the Company with such invoices as are necessary to substantiate such costs and expenses.

                                  ARTICLE VII
                        TRANSFER OF OWNERSHIP INTERESTS

     7.1  Transfer Restrictions.
          ---------------------

          (a) No Member shall Transfer its Ownership Interest, in whole or in part, unless (i) such transfer is made to an Affiliate of such Member, (ii) the Member first obtains the written Consent of the other Members to such transfer, or (iii) the Member first follows the right of first negotiation and right of first refusal procedures set forth in Section 7.2; provided, however, that in no event may TCI-Satellite assign any or all of its of Ownership Interest to any of the Prohibited Transferees without the prior written consent of ResNet, which consent may be withheld in ResNet's sole and absolute discretion, and provided further that ResNet and TCI-Satellite each may pledge its Ownership Interest and take such other action as may be necessary or appropriate in connection with the incurrence of indebtedness by it or its affiliates without the Consent of any Member or the Company.

          (b) Notwithstanding any transfer of any Ownership Interest in accordance with the terms of this Agreement, including any successive transfers of such Ownership Interest, such Ownership Interest shall nevertheless remain subject to the terms of this Agreement, and the Assignee (including any successive Assignees) shall become a Substituted Member only upon satisfaction of the requirements set forth in Section 7.3.

     7.2  Right of First Negotiation; Right of First Refusal.
          --------------------------------------------------

          (a) Except with respect to transfers permitted under Section 7.1(a)(i) or (ii), if, during the term of this Agreement, a Member desires to sell, assign or otherwise transfer all of such Member's Ownership Interest (which will include for all purposes of this Agreement in the case of TCI-Satellite, the right to acquire any Conversion Ownership Interests and any Option Ownership Interests and any right, title, and interest in the Conversion Warrant or the Option Warrant if such warrants, or either of them, are issued unless the rights of TCI-Satellite to acquire any Option Ownership Interests under the Option Agreement or Option Warrant have expired by their terms in which event the right to acquire any Option Ownership Interests and any right, title, and interest in the Option Warrant will not be included), such Member (the "Selling Member") first will deliver a notice to the other Member (the "Buying Member") offering to sell all of the Selling Member's Ownership Interest to the Buying Member (the date of such notice being the "Notice Date") in accordance with the following procedures of this Section 7.2(a) (the "Right of First Negotiation").

               (i) The Selling Member and the Buying Member will negotiate in good faith for a period of 30 days after the Notice Date (the "Negotiation Period") regarding the purchase price to be paid for the Selling Member's Ownership Interest (the "Negotiated Purchase Price"). If the Selling Member and the Buying Member agree on the Negotiated Purchase Price, the closing with respect to the purchase and sale of the Selling Member's Ownership Interest will occur in accordance with the provisions of Section 7.2(a)(vii).

                    (ii) If the Selling Member and the Buying Member are unable to agree on the Negotiated Purchase Price during the Negotiation Period, within ten days after the end of the Negotiation Period the Selling Member and the Buying Member each will select a nationally recognized investment banker who will determine, within 45 days after the end of the Negotiation Period, the net Fair Market Value of the Company on a going concern basis, as of the Notice Date, taking into account all indebtedness of the Company (including any guarantees of indebtedness for borrowed money, but not including any outstanding principal or accrued but unpaid interest under the Loan Agreement) and the current assets and current liabilities of the Company, based upon a transaction negotiated on an arms'-length basis between a willing buyer and willing seller, with neither having any compulsion to buy or sell and with each party having full knowledge of all of the facts and circumstances of the Company's business and properties (the "Preliminary Company Fair Market Value"). If the Preliminary Company Fair Market Value determinations of the two investment bankers vary by 10 percent or less of the higher determination, the average of the two such determinations will constitute the final determination of the net Fair Market Value of the Company (the "Final Company Fair Market Value"). If the Preliminary Company Fair Market Value determinations of the two investment bankers vary by more than 10 percent of the higher determination, within ten days after such determinations of the Preliminary Company Fair Market Value, such investment bankers will select a third nationally recognized investment banker who will make an independent determination of the Preliminary Company Fair Market Value within 30 days after being selected. In that case, the Final Company Fair Market Value will be the average of the Preliminary Company Fair Market Value determination of such third investment banker and the Preliminary Company Fair Market Value determination of the one of the first two investment bankers that is closest to the Preliminary Company Fair Market Value determination of such third investment banker.

                    (iii) The purchase price for the Selling Member's Ownership Interest (the "Appraised Purchase Price") will be determined by the two investment bankers whose valuations determined the Final Company Fair Market Value and will be the amount that would be distributable to the Selling Member by the Company under Section 9.2 assuming the following: (1) the value of the Company's assets were equal to (A) the sum of (i) the Final Company Fair Market Value, and (ii) the Option Ownership Interest Purchase Price (as defined below); and (2) the Company were Liquidated under Article IX; and adjusting that amount as such investment bankers determine to be appropriate to reflect any control premium or discount for lack of marketability associated with the Selling Member's Ownership Interest; provided, however, that if such investment bankers do not agree on the appropriate amount of any control premium or discount for lack of marketability associated with the Selling Member's Ownership Interest, then any such premium or discount shall be determined by averaging the determinations of such investment bankers, and provided further, that if TCI-Satellite is the Selling Member and the Selling Member's Ownership Interest includes any Option Ownership Interests with respect to which TCI-Satellite has not yet exercised the Option and paid the purchase price for such Option Ownership Interests, then the Appraised Purchase Price for TCI-Satellite's Ownership Interest will be reduced by the portion of the Appraised Purchase Price attributable to such Option Ownership Interests (the "Option Ownership Interest Purchase Price") determined by multiplying (C) the sum of (1) the Final Company Fair Market Value and (2) the

Option Ownership Interest Purchase Price by (D) a fraction the numerator of which is the Option Ownership Interests with respect to which TCI-Satellite has not exercised the Option and paid the purchase price and the denominator of which is the total Ownership Interests of the Company (including all Option Ownership Interests to be issued to TCI-Satellite under the Option Agreement and assuming prior issuance of the maximum number of all of the Conversion Ownership Interests). Notwithstanding the preceding provisions of this Section 7.2(a)(iii), (E) if ResNet is the Selling Member and if TCI-Satellite is not prevented by the Regulatory Restrictions from exercising the Option to acquire the Option Ownership Interests but TCI-Satellite has not exercised the Option and paid the purchase price for the Option Ownership Interests as of the date on which the Appraised Purchase Price is determined, or (F) whether ResNet or TCI-Satellite is the Selling Member, if the rights of TCI-Satellite to acquire any Option Ownership Interests under the Option Agreement or Option Warrant have expired by their terms without issuance of the Option Ownership Interests to TCI-Satellite, then in the case of either (E) or (F) the Option Ownership Interests and the Option Ownership Interest Purchase Price will be excluded from the calculation contained in the preceding provisions of this Section 7.2(a)(iii) for all purposes.

                    (iv) Within 15 Business Days after the determination of the Appraised Purchase Price for the Selling Member's Ownership Interest, the Selling Member will notify the Buying Member if the Selling Member desires to sell all of its Ownership Interest for the Appraised Purchase Price (the "Definitive Sale Notice," the date of which being the "Definitive Sale Notice Date"), and if the Selling Member delivers a Definitive Sale Notice to the Buying Member, then the Buying Member will notify the Selling Member if the Buying Member desires to purchase all of the Selling Members' Ownership Interest for the Appraised Purchase Price within 15 Business Days after the Definitive Sale Notice Date (the "Definitive Purchase Notice," the date of which being the "Definitive Purchase Notice Date"). If the Selling Member does not deliver a Definitive Sale Notice within the 15 Business Day period specified in this subsection, the Selling Member will not be permitted to transfer its Ownership Interest under this Section 7.2.

                    (v) If the Selling Member delivers a Definitive Sale Notice to the Buying Member but the Buying Member does not deliver a Definitive Purchase Notice to the Selling Member within the time periods set forth in
Section 7.2(a)(iv), then the Selling Member will be free for a period of one year after the Definitive Sale Notice Date to sell all, but not less than all, of the Selling Member's Ownership Interest for a purchase price equal to or greater than the Appraised Purchase Price, and the Buying Member will have no Right of First Refusal with respect to any such sale of the Selling Member's Ownership Interest.

                    (vi) If the Selling Member delivers a Definitive Sale Notice to the Buying Member and the Buying Member delivers a Definitive Purchase Notice to the Selling Member within the time periods set forth in Section 7.2(a)(iv), then the closing with respect to the purchase and sale of the Selling Member's Ownership Interest will occur in accordance with the provisions of Section 7.2(a)(vii). If the Buying Member delivers a Definitive Purchase Notice but fails to purchase such Ownership Interest in accordance with the provisions of Section 7.2(a)(vii), the Selling Member will then be free for a period of two years after the Definitive Sale Notice Date to sell all, but not less than all, of such Ownership Interest for a purchase price equal to or greater than the Appraised Purchase Price, and the Buying Member will have no Right of First Refusal with respect to any such sale of the Selling Member's Ownership Interest.

                    (vii) The closing for any purchase and sale of any Ownership Interest pursuant to the Right of First Negotiation will be held on the date selected by the Buying Member no later than 120 days after the determination of the Negotiated Purchase Price or the Definitive Purchase Notice Date, as applicable, or on a later date as mutually agreed by the Buying Member and the Selling Member (the "Right of First Negotiation Closing Date"). Notwithstanding any other provision of this Section 7.2(a)(vii), the Right of First Negotiation Closing Date will not occur before all necessary approvals of any Governmental Authority have been obtained, including compliance with the HSR Act, if applicable. If any such approvals cannot be obtained within the otherwise applicable time period for closing, the closing will occur as soon as practicable after all such approvals are obtained. Failure by either party to close within the applicable period stated herein (unless such failure is caused by the inability of such person, after diligent effort, to obtain any necessary approvals from any Governmental Authority) will constitute a default entitling the non-defaulting party to such remedies as are contained in this Agreement or as may be provided under applicable law. On the Right of First Negotiation Closing Date, the Buying Member will pay the Negotiated Purchase Price or the Appraised Purchase Price, as applicable, as follows: (A) 10% in cash by wire transfer of immediately available funds to an account designated by the Selling Member, and (B) 90% by delivery of the Buying Member's promissory note bearing interest at the prime rate charged by The Bank of New York from time to time, compounded quarterly, with all principal and accrued interest being due and payable on the date that is 18 months after the Right of First Negotiation Closing Date, which note will be prepayable without penalty and will be secured by a first priority security interest in the Selling Member's Ownership Interest.

                    (viii) If a determination of the Appraised Purchase Price is made under Section 7.2(a)(iii), then the Selling Member will pay the fees and expenses of the investment banker selected by it, the Buying Member will pay the fees and expenses of the investment banker selected by it, and the Selling Member and the Buying Member each will pay one-half of the fees and expenses of any third investment banker selected by the first two investment bankers; provided, however, that if the Selling Member elects not to sell its Ownership Interest after the determination of the Appraised Purchase Price, the Selling Member will pay all fees and expenses of both or all three of the investment bankers, as applicable, and the Selling Member will have no other obligation or liability with respect to its decision not to sell its Ownership Interest.

               (b) If the Buying Member fails to deliver a Definitive Purchase Notice under Section 7.2(a)(iv) and the Selling Member desires to sell all, but not less than all, of its Ownership Interest to a third party pursuant to a bona fide written offer by such third party to purchase such Ownership Interest for a purchase price that is less than the Appraised Purchase Price (the "Below Appraised Value Offer"), then the Ownership Interest of the Selling Member will be offered or deemed offered for sale to the Buying Member at the price (the "Right of First Refusal

Purchase Price") and on the terms stated in such bona fide written offer in accordance with the following procedures of this Section 7.2(b) (the "Right of First Refusal").

                    (i) If the Selling Member receives a Below Appraised Value Offer that the Selling Member desires to accept, the Selling Member will deliver a copy of such written offer to the Buying Member. The Buying Member will have 10 business days from the date of receipt of such copy (the "Right of First Refusal Period") in which to exercise its Right of First Refusal to acquire the Selling Member's Ownership Interest by giving written notice of such exercise to the Selling Member. If the Buying Member fails to give the Selling Member written notice of exercise within the Right of First Refusal Period, the Selling Member will be free to sell the Ownership Interest covered by the Below Appraised Value Offer for a period of one year after the end of the Right of First Refusal Period, but only at a price equal to or greater than and on terms not materially more favorable to the buyer than those contained in the Below Appraised Value Offer. If the Below Appraised Value Offer contains terms or provides for consideration which by reason of the unique nature of such terms or consideration cannot be met by the Buying Member, then the Ownership Interest may be transferred pursuant to such offer only upon the written consent of the Buying Member, which consent may be withheld in its sole and absolute discretion. If the Buying Member timely exercises its Right of First Refusal to purchase the Ownership Interest of the Selling Member, the Buying Member must purchase such Ownership Interest in accordance with the provisions of Section 7.2(b)(ii). If the Buying Member exercises the Right of First Refusal but fails to purchase such Ownership Interest in accordance with the provisions of Section 7.2(b)(ii), the Selling Member may then sell such Ownership Interest on terms substantially similar to the Below Appraised Value Offer for a period of two years after the end of the Right of First Refusal Period.

                    (ii) The closing for any purchase and sale of an Ownership Interest pursuant to an exercise of the Right of First Refusal shall be held on the date selected by the Buying Member no later than 30 days after the end of the Right of First Refusal Period, or on a later date as mutually agreed by the Buying Member and the Selling Member (the "Right of First Refusal Closing Date"). Notwithstanding any other provision of this Section 7.2(b)(ii), the Right of First Refusal Closing Date will not occur before all necessary approvals of any Governmental Authority have been obtained, including compliance with the HSR Act, if applicable. If any such approvals cannot be obtained within the otherwise applicable time period for closing, the closing will occur as soon as practicable after all such approvals are obtained. Failure by either party to close within the applicable period stated herein (unless such failure is caused by the inability of such person, after diligent effort, to obtain any necessary approvals from any Governmental Authority) will constitute a default entitling the non-defaulting partly to such remedies as are contained in this Agreement or as may be provided under applicable law. On the Right of First Refusal Closing Date, the Buying Member will pay the Right of First Refusal Purchase Price as follows: (A) 10% in cash by wire transfer of immediately available funds to an account designated by the Selling Member, and (B) 90% by delivery of the Buying Member's promissory note bearing interest at the prime rate charged by The Bank of New York from time to time, compounded quarterly, with all principal and accrued interest being due and payable on the date that is six months after the Right of First Refusal Closing Date, which note shall be prepayable without penalty and shall be secured by a first priority security interest in the Selling Member's Ownership Interest.

          7.3  Additional Requirements.
               -----------------------

               (a) An Assignee or successor of the whole or any portion of an Ownership Interest of Member in compliance with Sections 7.1 and 7.2 will become a Substituted Member in place of its assignor only with the consent of the Managing Member and upon the satisfaction of the following additional conditions:

                    (i) the assignor and Assignee file with the Company a notice or other evidence of transfer and such other information reasonably required by the Company, including, without limitation, names, addresses, and telephone numbers of the assignor and Assignee;

                    (ii) the Assignee executes, adopts and acknowledges this Agreement, or a counterpart thereof, and such other documents as may be reasonably requested by the Company, including all documents necessary to comply with applicable tax and/or securities rules and regulations;

                    (iii) the assignor or Assignee pays all costs and fees incurred by or charged by the Company to effect the Transfer and substitution; and

                    (iv) if a Transfer permitted under Section 7.1 or 7.2 results in the termination of the Company under Section 708 of the Code, the transferor Member will indemnify the Company for all of its administrative costs and expenses, including reasonable accounting and legal fees and the costs attributable to tax liabilities and loss of tax benefits, incurred as a result of such termination.

               (b) Except as provided in Section 7.4, if an Assignee of a Member does not become a Substituted Member pursuant to this Section 7.3, the Assignee will hold only an Economic Interest in the Company and will not have any rights to require any information on account of the Company's business, to inspect the Company's books, to participate in the management or operation of the Company, to vote or otherwise take part in the affairs of the Company or have any other rights of Members under the Act or this Agreement. The only rights of an Assignee of all or any part of an Ownership Interest who is not admitted as a Substituted Member in accordance with this Agreement is to receive the allocations and distributions to which the transferor Member was entitled (to the extent of the Ownership Interest transferred) and to receive required tax reporting information. Each Assignee of all or any part of an Ownership Interest (including both immediate Assignees and Assignees of Assignees) will be subject to all of the obligations, restrictions and other terms contained in this Agreement as if such Assignee were a Member. Except as provided in Section 7.4, to the extent of any Ownership Interest transferred, the transferor Member does not possess any right or power as a Member and may not exercise any such right or power directly or indirectly on behalf of the Assignee. The Members acknowledge that these provisions may differ from the rights of an assignee as set forth in the Act, and the Members agree that they intend, to that extent, to vary those provisions by this Agreement.

          7.4  Effect of Attempted Transfer.  A Member which attempts to
               ----------------------------
Transfer all or any part of its Ownership Interest without complying in all respects with this Agreement will not cease to be a Member upon such purported Transfer. In that case, such Member will continue to be considered as a Member for all purposes of this Agreement and the Assignee will have no rights under this Agreement.

          7.5  Indemnification in Case of Unauthorized Transfers.  Each Member
               -------------------------------------------------
agrees to indemnify and save harmless the Company and the Members against any and all loss, damage and expense (including tax liabilities or loss of tax benefits) arising, directly or indirectly, as a result of any Transfer or purported Transfer by such Member in violation of any provision contained in this Agreement or other action of such Member as described in Section 8.4 .

          7.6  Equitable Relief.  If any Member proposes to Transfer all or
               ----------------
any part of its Ownership Interest in violation of the terms of this Agreement, the Company or any Member may apply to any court of competent jurisdiction for an injunctive order prohibiting such proposed Transfer except upon compliance with the terms of this Agreement, and the Company or any Member may institute and maintain any action or proceeding against the Person proposing to make such Transfer to compel the specific performance of this Agreement. Any attempted Transfer in violation of this Agreement is null and void, and of no force and effect. The Person against whom such action or proceeding is brought waives the claim or defense that an adequate remedy at law exists, and such Person will not urge in any such action or proceeding the claim or defense that such remedy at law exists. In any such proceeding, the prevailing party will be entitled to recover from the nonprevailing party all costs and expenses incurred in preparing for and participating in the proceeding, including reasonable attorneys' fees, costs of bonds, and fees and expenses for expert witnesses.

          7.7  Preemptive Rights.  If the Company issues any additional
               -----------------
Ownership Interests (including for purposes of this Section any Additional Preferred Ownership Interests), each Member will have the preemptive and preferential right, in proportion to its Ownership Interest in the Company immediately prior to such issuance, to purchase additional Ownership Interests in the Company, upon the same terms and conditions as any such new Ownership Interest in the Company, such that each Member will have immediately after such sale of Ownership Interests the same percentage ownership of the Company as such Member had immediately prior to such sale of Ownership Interests; provided, however, that ResNet will have no preemptive rights with respect to the Initial Ownership Interest or any Conversion Ownership Interest or Option Ownership Interest to be issued to TCI-Satellite and provided further that for purposes of determining the percentage ownership of each of the Members in the Company, all of the Initial Ownership Interest and the Conversion Ownership Interest will be deemed to be owned by TCI-Satellite and all of the Option Ownership Interest will be deemed to be owned by TCI-Satellite if it has been issued and, if or to the extent that it has not been issued, all of the Option Ownership Interest will be deemed to be owned by TCI-Satellite until such time as the Option Agreement and the Option Warrant have been terminated without issuance of the Option Ownership Interest. If TCI-Satellite is prevented from exercising its preemptive rights to increase its Ownership Interest in the Company due to the Regulatory Restrictions, at the option of TCI-Satellite, either (i) upon payment by TCI-Satellite to the Company of the purchase price for such Ownership Interests, the Company will issue such Ownership Interests into an escrow or voting trust in exchange for receipt of payment therefor that, in the opinion of regulatory counsel reasonably acceptable to the Company, would not violate the Regulatory Restrictions, or
(ii) upon payment by TCI-Satellite to the Company of the amount that would be equal to the purchase price for such Ownership Interests, the Company will issue to TCI-Satellite a warrant to acquire such Ownership Interests, in form and substance consistent with the Conversion Warrant. If any issuance of Ownership Interests in the Company is on varying terms, the preemptive rights of the Members hereunder will be at the most favorable price and on the most favorable terms applicable to any purchaser of any such additional Ownership Interests in the Company. If the consideration paid by a purchaser is not cash or cash equivalents, then the price paid by such purchaser will be deemed to be the fair market value of such consideration. The Members' preemptive right to acquire additional Ownership Interests in the Company will extend, without limitation, to Ownership Interests issued pursuant to any options, warrants, debentures or debt convertible into Ownership Interests in the Company (which in the case of debt or debentures coupled with warrants will be considered as a unit for purposes of exercise of any preemptive rights), to Ownership Interests issued for property or services and to Ownership Interests issued pursuant to any option, bonus or other incentive plan for the benefit of any of the directors, officers or employees of the Company.



                                 ARTICLE VIII
                                 DISSOLUTION

          8.1  Dissolution.  The Company will continue in existence until
               -----------
dissolved by the occurrence of any one of the following events:

               (a) The unanimous Consent of all of the Members to dissolve the Company;

               (b) Any event of dissolution specified under the Act (a "Disqualifying Event"); provided that (i) the Company will not be dissolved under this Section 8.1(b) as a result of a Disqualifying Event if there are at least two remaining Members of the Company other than the Member that caused the Disqualifying Event under the Act (the "Disqualified Member") and if such remaining Members holding a majority of the Ownership Interests and a majority of the sum of the Capital Accounts (excluding the Ownership Interest and Capital Account of the Disqualified Member), both determined at the time of such Disqualifying Event, elect to continue the business of the Company within 90 days after the occurrence of such Disqualifying Event and (ii) to the extent that a permitted Transfer of an Ownership Interest would otherwise cause the Dissolution of the Company, the Members will automatically be deemed for all purposes to have elected to continue the Company under the preceding clause (i);

               (c) The occurrence of any event which makes it unlawful for the business of the Company to be carried on or for the Members to carry it on in limited liability company form;

               (d) The sale or other disposition of all or substantially all of the Company's assets (other than cash); or

               (e)  The expiration of the term of the Company specified in
Section 2.5.

          8.2  Continuation after Disqualifying Events.  If an election is
               ---------------------------------------
made to continue the business of the Company under Section 8.1(b), the Company will be continued by the remaining Members at the time of the Disqualifying Event.

          8.3  Dissolution or Bankruptcy of a Member.  In the event of the
               -------------------------------------
dissolution, liquidation, bankruptcy or insolvency of a Member, the Ownership Interest of such Member will continue to be subject to the risks of the business of the Company until the Dissolution and winding up of the Company. The legal representative of a Member who has dissolved, liquidated or been declared bankrupt or become insolvent will succeed to such Member's Ownership Interest in the Company, but will not become a Substituted Member without the prior written Consent of the Managing Member, which Consent may be granted or denied in the sole and absolute discretion of the Managing Member, and without the Consent of any Member.

          8.4  Waiver of Dissolution Rights.  Notwithstanding the provisions
               ----------------------------
of Section 8.1:

               (a) Each Member agrees that it is a special purpose vehicle created solely for investment in or management of the business of the Company, or both.

               (b) No Member will have the right, power or authority at any time to resign or withdraw from the Company. The Members agree that irreparable damage would occur if any Member should bring an action for judicial dissolution of itself or the Company. Accordingly, each Member waives and renounces such Person's right to seek a court decree of dissolution of itself or the Company or to seek the appointment by a court of a liquidator for itself or the Company. Each Member further waives and renounces, to the extent permitted under governing law, any alternative rights which might otherwise be provided by law upon the withdrawal of such Person and accepts the provisions of this Agreement as such Person's sole entitlement upon the happening of such event or any other event that gives rise to dissolution under Section 18-801 of the Act. If, following the Dissolution of the Company, the Company is continued as provided in Sections 8.1(b) and 8.2, each Member waives any right such Person has or might have, except as specifically set forth in this Agreement: (i) to have the Company's property applied to discharge its liabilities, (ii) to object to the possession by the Company of its assets, (iii) to a formal accounting or settlement of accounts and (iv) to require the Company to secure any bond, or otherwise to secure payment of any amount due such Person under this Agreement.

               (a) If a Member attempts Dissolution of the Company or otherwise takes any action in violation of this Section 8.4, such Member agrees to indemnify the Company as provided in Section 7.5.

               (d) In the event of the Dissolution or an attempted Dissolution of the Company by a Member, the other Members will have the right to purchase the Ownership Interest of such Member or, at the other Member's option, all of the capital stock or other ownership interest in such Member, pursuant to procedures similar to those set forth in Section 7.2.

                                  ARTICLE IX
                                  LIQUIDATION

          9.1  Liquidation.  Upon the Dissolution of the Company, a Person
               -----------
(the "Liquidating Agent") selected by a Majority in Interest will immediately proceed to wind up the affairs of the Company and liquidate all or any part of the Company's assets it deems appropriate. Any income or losses on the disposition of Company property in Liquidation will be allocated to the Members as provided in Exhibit 2.

          9.2  Priority of Payment.  Company assets will be distributed in
               -------------------
Liquidation of the Company in the following order:

               (a) First, to the payment of loans or advances to the Company by ResNet or LodgeNet, or both, other than Capital Contributions of ResNet or LodgeNet;

               (b) Second, to the payment or provision for the payment of the debts and liabilities of the Company including any amounts which may be owed to any Members other than ResNet (other than any outstanding principal or accrued but unpaid interest under the Loan Agreement) and the expenses of liquidation;

               (c) Third, to the establishment of any reserves that the Company or the Liquidating Agent, as the case may be, may deem reasonably necessary for any contingent or unforeseen liabilities or obligations of the Company;

               (d) Fourth, to TCI-Satellite in the amount of the sum of (i) the amount of TCI-Satellite's Preferred Equity Balance plus (ii) the principal amount of the Conversion Loan that is outstanding at the time of Liquidation or, if the Conversion Loan is not outstanding at such time and the Conversion Loan has not been converted into Conversion Ownership Interests, the amount contributed or that would be deemed to be contributed to the Company as a result of the exercise of the Conversion Warrant; provided, however, that any distribution made under Section 9.2(d)(ii) shall be treated as a repayment of a loan and shall not reduce TCI-Satellite's Capital Account; and

               (e) Fifth, to the Members in accordance with their respective positive Capital Account balances, after taking into account all adjustments to such Capital Accounts for the Company Fiscal Year in which the Liquidation occurs (other than those made pursuant to this Section 9.2(e)) and net of any required tax withholding.

          9.3  Liquidating Distributions to Members.
               ------------------------------------

               (a) The Liquidating distributions due to the Members may be made by either or both of the following methods at the election of the Liquidating
Agent: (i) selling the Company assets and distributing the net proceeds; or (ii) distributing the Company assets in kind to the Members in proportion to the amounts distributable to them pursuant to Section 9.2, and calculating the value of such assets at their Fair Market Value (reduced as appropriate by the amount of associated liabilities) on the date of distribution. Upon the unanimous Consent of all of the Members, any distribution of property in kind to the Members may be made by non pro rata distribution of specific assets at Fair Market Value (reduced as appropriate by the amount of associated liabilities) on the date of distribution. Appropriate and customary prorations and adjustments will be made incident to any distribution in kind. All liquidating distributions will be made by the end of the Company's taxable year during which the actual Liquidation occurs (or, if later, within 90 days after the date of such event). Any determination of Fair Market Value for purposes of this Section 9.3(a) shall be made in accordance with the procedures set forth in Section 7.2(a). Saleable assets may be sold at a private or public sale at such price and on such terms as determined by the Liquidating Agent. Any Member may be a purchaser of the saleable assets provided such purchase is on commercially reasonable terms.

               (b) Any distribution in kind may be made subject to, or require assumption of, liabilities to which such property may be subject, but in the case of any non pro rata distribution in kind only upon the express written consent of the Member receiving such distribution.

               (c) Each Member hereby agrees to save and hold harmless the other Members from such Member's proportionate share of any and all liabilities which are assumed in accordance with Section 9.3(b).

               (d) Subject to Section 9.3(c), the Members will look solely to the assets of the Company for the return of their Capital Contributions to the Company, and if the assets of the Company remaining after the payment or discharge of the debts and liabilities of the Company (as provided in Section 9.2(a)) are insufficient to return such Capital Contributions, no Member will have recourse against any other Member or the Company for such shortfall.

          9.4  No Deficit Capital Account Restoration.  If any Member has a
               --------------------------------------
deficit in its Capital Account at the time of Liquidation after taking into account all adjustments required by this Agreement, such Member will have no obligation to make a contribution to the Company to restore such deficit, and such deficit will not be considered a debt owed to the Company or any other Person for any purpose whatsoever.

                                   ARTICLE X
                   COVENANTS, REPRESENTATIONS AND WARRANTIES

          10.1  Confidentiality. The Company and each Member agree that
                ---------------
all terms and conditions of this Agreement and all Proprietary Information (as defined herein) furnished to the Company by a Member or to a Member or an affiliate of such Member by the other Member or an affiliate of such other Member or by the Company will be: (a) held in trust and confidence for the disclosing Person; (b) used only in performance of the Transaction Documents;
(c) not copied (unless required for performance of the Transaction Documents) without permission of the disclosing Person; and (d) not disclosed to anyone other than Persons (including shareholders, members directors, officers, employees or agents of a Member or of any Person Affiliated with a Member) who have agreed to hold the Proprietary Information in trust and confidence in accordance with the terms of this Section and who have need to use such Proprietary Information for the purposes of the Transaction Documents. "Proprietary Information" means any ideas, plans or information, including, without limitation, information of a technological or business nature (including, without limitation, all trade secrets, technology, intellectual property, data, summaries, reports, or mailing lists, whether written or oral and, if written, however produced or reproduced) which is received by the receiving Person or otherwise disclosed to the receiving Person from or by the disclosing Person, that is marked as confidential or proprietary or bears a marking of like import, or that the disclosing Person states is to be considered proprietary or confidential, or that would logically be considered proprietary or confidential under the circumstances of its disclosure. Information will not be deemed to be Proprietary Information and the receiving Person shall have no obligation with respect thereto, to the extent such information (i) is approved by prior written authorization of the disclosing Person for release by the receiving Person; (ii) is disclosed in order to comply with a judicial order issued by a court of competent jurisdiction or with government laws or regulations, in which event the receiving Person will give prior written notice to the disclosing Person of such disclosure as soon as practicable and will cooperate with the disclosing Person in using all reasonable efforts to obtain an appropriate protective order or equivalent; provided that the information will continue to be Proprietary Information to the extent it is covered by such protective order or equivalent; (iii) becomes generally available to the public through any means other than a breach by the receiving Person of its obligations under this Agreement; (iv) was in the possession of the receiving Person without obligation of confidentiality prior to receipt or disclosure as Proprietary Information as evidenced by written records made prior to such receipt or disclosure; or (v) is developed independently by the receiving Person (verified by written records maintained in the ordinary course of business) without use of or benefit from the Proprietary Information. Notwithstanding the foregoing, any information furnished to a Member or an affiliate of such Member by the other Member or an affiliate of such other Member or by the Company prior to the date of this Agreement that was covered by and subject to the terms of the Confidentiality Agreement dated March, 1996, will remain subject to the terms thereof. The restrictions contained in this Section will continue in full force and effect and shall survive any termination of this Agreement or the Transfer by any Member of its Ownership Interest for a period of two years.

          10.2 Representations.  Each Member represents and warrants to the
               ---------------
other Members that, as of its signing of this Agreement:

               (a) it (i) is an entity duly organized, validly existing and in good standing under the laws of the state of its formation, and (ii) has all requisite powers necessary to carry on its business as conducted on the date hereof with such exceptions as would not materially and adversely affect its ability to perform its obligations under this Agreement;

               (b) the execution, delivery and performance by it of this Agreement are within its powers and have been duly authorized by all necessary action on its part; and

               (c) this Agreement has been duly executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by the principles governing the availability of equitable remedies.

          10.3 Single Purpose Entities.  The Ownership Interest of each
               -----------------------
Member in the Company may be held or owned only by an entity which is engaged in no other business or activity (and has no other assets), except the investment in: (i) the Company, (ii) readily marketable securities, or (iii) cash management or money market accounts. Any violation of this Section 10.3 will constitute a prohibited Transfer for purposes of Section 7.5 and the remedies provided under Section 7.6 will be available to the Company or the other Members, or both (in addition to such other remedies available at law or equity).

          10.4 ResNet Advances.  Each Member agrees that all advances and
               ---------------
loans by LodgeNet, ResNet or their Affiliates will be considered senior debt of the Company and will rank prior to all other debt of the Company.


                                  ARTICLE XI
                                INDEMNIFICATION

          11.1 Members' Indemnification.
               ------------------------

               (a) No Member will have any authority to act for or to assume any obligation or responsibility on behalf of another Member or the Company except as expressly provided in this Agreement. In addition to the other remedies specified in this Agreement, each Member agrees to indemnify and hold other Members harmless from and against any claim, demand, loss, damage, liability or expense of any kind or nature whatsoever, including attorneys' fees ("Liability"), incurred by or against such other Members and arising out of or resulting from any action taken by the indemnifying Member in violation of this
Section 11.1.

               (b) Except to the extent otherwise provided in Section 11.1(a), the Company will indemnify (solely to the extent of its available assets, but without the requirement that any Member make additional Capital Contributions to the Company for this purpose) and hold harmless each Member from any Liability incurred or suffered by such Member with respect to any third-party claim by reason of any act performed or omitted to be performed, or alleged to have been performed or omitted, by the Member in connection with the business of the Company; provided that, if the Member's action or omission to act caused the Liability incurred or suffered, the Member may not receive indemnification or avoid liability by reason of this provision with respect to any claim as to which the Member is adjudged by a final nonappealable decision of a court of competent jurisdiction to have acted in or with fraud, bad faith, gross negligence or willful misconduct. Any such indemnification will be made promptly following the fixing of the Liability incurred or suffered by final nonappealable decision, settlement, contract or otherwise (except that any attorneys' fees and the expenses of defense will be paid as incurred).

          11.2 Officers' Indemnification.
               -------------------------

               (a) The officers of the Company (or the Managing Member) will not be liable, responsible or accountable in damages or otherwise to the Company or any of the other Members for any act or omission performed or omitted in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority granted by this Agreement and in the best interests of the Company, but shall be so liable, responsible or accountable for fraud, gross negligence, intentional misconduct or any breach of its fiduciary duty with respect to such acts or omissions, as adjudged by a final, nonappealable court of competent jurisdiction.

               (b) The Company will indemnify such officers (solely to the extent of its available assets, but without the requirement that any Member make additional Capital Contributions to the Company for this purpose) against any loss or damage incurred by such officers on behalf of the Company by reason of any act or omission performed or omitted by such officers in good faith on behalf of the Company and in a manner reasonably believed by such officers to be within the scope of the authority granted to such officers by this Agreement and in the best interests of the Company, (but not, in any event, any loss or damage incurred by reason of fraud, gross negligence, intentional misconduct or breach of such officers' fiduciary duty with respect to such act or omission, as adjudged by a final, nonappealable court of competent jurisdiction). Any such indemnification will be made promptly following the fixing of the Liability incurred or suffered by final nonappealable decision, settlement, contract or otherwise (except that any attorneys' fees and the expenses of defense will be paid as incurred).

          11.3 Indemnification Procedures.  Any Person asserting a right to
               --------------------------
indemnification under this Article XI will so notify the Managing Member and Members in writing. If the facts giving rise to such indemnification involve any actual or threatened claim or demand by or against a third party, the indemnifying Person will be entitled to control the defense or prosecution of such claim or demand in the name of the indemnified Person, with counsel satisfactory to the indemnified Person, if the indemnifying Person notifies the indemnified Person in writing of its intention to do so within

30 days of receipt of such notice. Notwithstanding the preceding, the indemnified Person will have the right to participate in the defense or prosecution of the claim or demand through counsel of its own choosing, and such participation will be at the indemnified Person's expense unless (i) the indemnified Person has been advised by its counsel that use of the same counsel to represent both the indemnifying Person and the indemnified Person would present a conflict of interest (which will be deemed to include any case where there may be a legal defense or claim available to the indemnified Person which is different from or additional to those available to the indemnifying Person), in which case the indemnifying Person will not have the right to direct the defense of such action on behalf of the indemnified Person, or (ii) the indemnifying Person fails to commence to defend or prosecute such claim or demand within a reasonable time or fails to continue to defend or prosecute vigorously such claim or demand. Whether or not the indemnifying Person chooses to defend or prosecute such claim, the parties will cooperate in the prosecution or defense of such claim and will furnish such records, information and testimony and attend such conferences, discovery proceedings, hearings, trials and appeals as may reasonably be requested in connection with such claim. The indemnifying Person will not settle or permit the settlement of any such third party claim or action (i) in each case other than a settlement involving the payment of money only by the indemnifying Person, without the prior written Consent of the indemnified Person, which Consent will not be unreasonably withheld and (ii) unless it obtains the unconditional release of all indemnified parties. Any right of indemnification of a Member hereunder will also extend to such Member's officers, directors, shareholders, members, employees and agents.

          11.4 Insurance.  The indemnification provisions of this Article do
               ---------
not limit the right of a Member or other Person to recover under any insurance policy maintained by the Company or a third party. If a Person is or may be entitled to receive a payment under any such insurance policy, (a) the insurance coverage shall be such Person's first recourse and, except for expense advances under this Article, the Company or a Member shall be obligated to make payment under this Article 11 only to the extent that the claim is not fully covered by insurance, and (b) to the extent that the Company or a Member makes any payment under this Article 11, it shall be subrogated to the claims of such Person under the applicable insurance policies. If, with respect to any liability against which indemnification is due under this Article, any Member or other Person receives an insurance policy payment which, together with any indemnification payment made by the Company, exceeds the amount of such liability, then such Member or other Person will immediately repay such excess to the Company.


                                  ARTICLE XII
                     BOOKS, RECORDS, ACCOUNTING AND REPORTS


          12.1 Maintenance of Books and Records.  The Company's books and
               --------------------------------
records will be maintained in accordance with GAAP. The Fiscal Year of the Company will be the calendar year. The Company's books and records, this Agreement, as amended, and any other records or instruments required by applicable law, will be maintained at the principal place of business of the Company and will be open to inspection by the Members (other than Assignees, unless required under the Act) or their duly authorized representatives during business hours. Such records will fully and accurately reflect all transactions of the Company and include all documents and materials with respect to the Company's business as are usually maintained by Persons engaged in similar businesses. Accounts, books and other relevant Company records will be maintained and preserved for such period as may be required by law. Accounts and funds of the Company will be kept separate from those of the Members. The Company will follow the Tax Accounting Principles set forth in Exhibit 2.

          12.2 Operating and Financial Statements.  The Company shall cause
               ----------------------------------
to be delivered to each Member the financial statements listed below, prepared, in each case, in accordance with GAAP consistently applied with prior periods, and such other reports as any Member may reasonably request from time to time. Such financial statements shall be accompanied by an analysis, in reasonable detail, of the variance between the financial condition and results of operations reported therein and the corresponding amounts for the applicable period or periods in the annual budget for the Company. The monthly and quarterly financial statements referred to in (b) and (c) below may be subject to normal year-end audit adjustments.

               (a) As soon as practicable following the end of each Fiscal Year (and in any event not later than 90 days after the end of such Fiscal Year), an audited balance sheet of the Company as of the end of such Fiscal Year and the related statements of operations, Members' Capital Accounts, and cash flows for such fiscal year, together with appropriate notes to such financial statements and support schedules, all of which shall be certified by the Accountant and in each case setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year (in the case of each balance sheet following the end of the second Fiscal Year of the Company) and the two immediately preceding Fiscal Years (in the case of each statement of operations following the end of the third Fiscal Year of the Company).

               (b) As soon as practicable following the end of each fiscal quarter (and in any event not later than 45 days after the end of such fiscal quarter), a balance sheet of the Company as of the end of such fiscal quarter and the related statements of operations, Members' Capital Accounts, and cash flows for such fiscal quarter and for the fiscal year to date, in each case setting forth in comparative form the corresponding figures for the prior year's fiscal quarter and interim period corresponding to the fiscal quarter and interim period just completed.

               (c) As soon as practicable following the end of each calendar month (and in any event not later than 30 days after the end of such calendar month), statements of operations for the interim period through such month and the monthly period then ended.

          12.3 Other Information.  Within 135 days after the end of any
               -----------------
Fiscal Year, the Company will deliver to each Member such information sufficient in all respects for filing the tax returns of such Member with respect to such Fiscal Year, including the income tax returns of the Company for such Fiscal Year, and will also from time to time furnish such other information as such Member may reasonably request for the purpose of enabling such Member to comply with any reporting or filing requirements imposed by any Governmental Authority pursuant to any statute, rule, regulation or otherwise.

          12.4  Tax Matters Member.  ResNet is hereby designated as the "Tax
                ------------------
Matters Partner" within the meaning of Section 6231(a)(7) of the Code (the "Tax Matters Member"). The Tax Matters Member will take reasonable action to cause each other Member to be treated as a "notice member" within the meaning of
Section 6231(a)(8) of the Code. All expenses incurred by the Tax Matters Member while acting in its capacity as such will be paid or reimbursed by the Company. Each Member will have the right to participate in (a) any administrative proceeding relating to the determination of Company items at the Company level, and (b) any discussions with the IRS relating to the allocations of income and loss pursuant to this Agreement, and no settlement or compromise of any issue related to such allocations will be made without the consent of all affected Members.

          12.5  Tax Accounting Principles.  For each Fiscal Year the Company
                -------------------------
will follow the Tax Accounting Principles set forth in Exhibit 2.

          12.6  Returns.  The Company will cause the preparation and timely
                -------
filing of all tax returns required to be filed by the Company pursuant to the Code, as well as all other tax returns required in each jurisdiction in which the Company does business.

          12.7  Information.  Each Member shall have complete and unrestricted
                -----------
access to the books and records of the Company and to all information and documents relating to the Company or its affairs, including the right to copy any or all thereof. A Member wishing to exercise the right of access shall be required to give the Company and the other Members reasonable notice and to conduct its examination during normal business hours in a manner that does not unreasonably interfere with the operation of the Company's business, but shall be subject to no other procedures, requirements or conditions. The Company will not be entitled to keep any information confidential from the Members. A Member need not state the purpose of any request for information.

          12.8  No State Law Partnership.  The classification of the Company
                ------------------------
as a partnership will apply only for federal income tax purposes (and, as appropriate for state, local and other tax purposes) and does not create or imply a general partnership between the Members for state law or any other purpose. Instead, the Members acknowledge the status of the Company as a limited liability company formed under the Act.

                                  ARTICLE XIII
                                 MISCELLANEOUS

          13.1  GOVERNING LAW.  THE TERMS OF THIS AGREEMENT AND ALL RIGHTS AND
                -------------
OBLIGATIONS OF THE MEMBERS UNDER THIS AGREEMENT WILL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES. Each Member agrees that, in each case to the extent permitted by law, this Agreement will govern whenever there is an inconsistency or conflict with the Act and waives all rights under Section 18-210 of the Act. The Members agree that all litigation relating to this Agreement will be brought in the state and federal courts of appropriate subject matter jurisdiction in Delaware and each Member hereby submits itself to the non-exclusive in personam jurisdiction of such courts for purposes of any such litigation. No Member shall object to venue in such courts on the grounds of an inconvenient forum or otherwise. In the event of any litigation between the parties relating to this Agreement, the prevailing party shall be entitled to recover, in addition to any other relief awarded by the court, its reasonable attorneys' fees and all other costs of preparing for and participating in the litigation, including all appeals.

          13.2  Notices.   All notices, demands, requests, or other
                -------
communications which may be or are required to be given, served, or sent by one party to another party pursuant to this Agreement (except as otherwise specifically provided in this Agreement) shall be in writing and shall be delivered personally, by overnight messenger or mailed by first-class certified mail, return receipt requested, postage prepaid, addressed as follows:

          If to the
          Company or ResNet:    808 West Avenue North
                                Sioux Falls, South Dakota 57104
                                Attn: Chief Operating Officer
                                Telephone:  (605) 330-1330

                                With a copy similarly addressed to the attention of Eric R. Jacobsen, Vice President and General Counsel

          With a copy to:       Pillsbury Madison & Sutro L.L.P.
                                235 Montgomery Street
                                San Francisco, California  94104
                                Attn:  Gregg F. Vignos, Esq.
                                Telephone:  (415) 983-1649

          If to TCI-Satellite:  8085 South Chester Street
                                Suite 300
                                Englewood, Colorado  80112
                                Attn:  Toby DeWeese
                                Telephone:  (303) 712-4725

                                With a copy similarly addressed to the
                                attention of Corporate Counsel
                                Telephone: (303) 712-4618

          With a copy to:       Sherman & Howard L.L.C.
                                633 Seventeenth Street
                                Suite 3000
                                Denver, Colorado 80202
                                Attn: Peggy Knight, Esq.
                                Telephone: (303) 299-8140

          Any party may designate by notice in writing a new address or addressee to which any notice, demand, request, or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication shall be deemed sufficiently given, served, sent or received for all purposes at such time as it is delivered to the addressee named above as to each party, with the signed messenger receipt, return receipt, or the delivery receipt being deemed conclusive evidence of such delivery, or at such time as delivery is refused by the addressee upon presentation.

           13.3  Unregistered Interests.  Each Member (a) acknowledges that the
                 ----------------------
Ownership Interests are being offered and sold without registration under the Securities Act of 1933 or under similar provisions of state law, (b) represents and warrants that such Person is an accredited investor as defined for federal securities laws purposes, (c) represents and warrants that the Ownership Interest is being acquired for such Person's own account, for investment, and with no view to the distribution of the Ownership Interest, and (d) agrees not to sell or to offer to sell all or any part of its Ownership Interest without registration under the Securities Act of 1933 and any applicable state securities laws, unless the Transfer is exempt from such registration requirements.

          13.4  Waiver of Partition.  Each Member irrevocably waives, during
                -------------------
the term of the Company, any right that it may have to maintain any action for partition with respect to any Company property.

          13.5  Counterparts.  This Agreement may be executed in multiple
                ------------
counterparts, all of which together will constitute one single original instrument.

          13.6  Entirety. This Agreement, together with the attached Exhibits,
                --------
expresses the understanding of the Members hereto and supersedes all prior agreements, whether oral or written, relating to the subject matters specifically expressed herein; provided that the Members acknowledge that simultaneously with the execution of this Agreement they, the Company or their Affiliates are entering into the Loan Agreement, the Option Agreement, an Equipment Sale Agreement, a Signal Availability Agreement, and a Standstill Agreement, which documents are related to this Agreement in that they collectively document a transaction between the parties of which this Agreement is a part (collectively, the "Transaction Documents").

          13.7  Force Majeure.  No Member will be in default or otherwise
                -------------
liable for any delay in or failure of its performance under this Agreement where such delay or failure arises by reason of any act of God, acts of the common enemy, the elements, earthquake, floods, fires, epidemics, quarantine restrictions, riots, strikes, failure or delay in transportation, freight embargoes or other causes beyond its control.

          13.8  Amendment.  This Agreement may be amended only in writing
                ---------
signed by all requisite Members empowered to grant Consent for such action as expressly set forth in this Agreement.

          13.9  Severability.   If any portion or portions of this Agreement
                ------------
shall be deemed, for any reason, invalid or unenforceable, the remaining portion or portions shall nevertheless be valid, enforceable and in effect, unless such remaining portion or portions are not reasonably adequate to accomplish the basic purposes and intent of the Members. The Members will negotiate in good faith to replace any invalid or unenforceable provision of this Agreement with an enforceable provision that accomplishes the original intent of the parties to the extent reasonably practicable.

          13.10 Parties in Interest.  The terms of this Agreement will be
                -------------------
binding upon and inure to the benefit of the Members and their permitted successors and assigns. Nothing in this Agreement, whether express or implied, will be construed to give any Person (other than the Members and their permitted successors and assigns) any legal or equitable right, remedy or claim under or with respect to this Agreement or any covenants, conditions or provisions contained in it.

          13.11 Further Assurances.  Upon reasonable request from time to time,
                ------------------
each Member will execute and deliver all documents and instruments and do all other acts that may be reasonably necessary or desirable to carry out the intent and purposes of this Agreement.

          13.12 No Right of Set Off.  Except as otherwise agreed to by the
                -------------------
Company and all of the Members, no Member will be entitled to offset against any of its financial obligations to the Company under this Agreement, any obligation owed to it by or on behalf of any other Member.

          13.13 No Strict Construction.  This Agreement has been negotiated by
                ----------------------
the parties and their legal counsel, and legal or equitable principles that might otherwise require the construction of this Agreement or any provision of this Agreement against the party who drafted this Agreement will not apply in any construction or interpretation of this Agreement.

          13.14 No Waiver. Any Member's failure to enforce any provision of this
                ---------
Agreement will not in any way be construed as a waiver of any such provision as to any future violations thereof, or prevent that Member thereafter from enforcing each and every other provision of this Agreement. No waiver of any right or remedy hereunder shall be effective unless contained in a writing signed by the waiving party. The rights granted to the Members herein are cumulative and the waiver by a Member of any single remedy shall not constitute a waiver of such Member's right to assert all other legal remedies available to it under the circumstances.

          13.15 Headings.  The headings in this Agreement are intended only for
                --------
convenience and do not constitute a part of this Agreement and will not be considered in the interpretation of this Agreement or any of its provisions.

          13.16 Costs and Expenses of Agreement. Except for expressly set forth
                -------------------------------
herein, each Member will be responsible for its own costs and expenses (including fees of attorneys, accountants and other consultants) incurred in connection with this Agreement.

          13.17 Dealing with Related Parties. The Company will not be prohibited
                ----------------------------
from or otherwise limited in employing, contracting with (including contracts for the sale, exchange, or lease of the Company's property otherwise permitted under this Agreement), or otherwise dealing with any Person or entity by reason of the fact that such Person or entity is affiliated with any Member, or is an entity in which any Member has an interest, whether such relationship, affiliation, or interest is direct or indirect, provided that the terms and conditions, including the price, of such employment, contract, or other dealing are fair and reasonable and in the best interests of the Company.

          13.18 Other Activities.  Subject to the provisions of Section 10.3,
                ----------------
the Members and their present and future shareholders, directors, officers, agents and employees, and present and future affiliated Persons with respect to any of the foregoing, may engage in or possess interests in other businesses or ventures of any nature and description, independently or with others (whether or not such businesses are in competition with the business or any activities of the Company), and neither the Company nor any other Member will have any right by virtue of this Agreement in such independent ventures. Each Member, by the execution of this Agreement, acknowledges that each other Member and its present and future shareholders, directors, officers, agents and employees, and present and future Affiliates of each of the foregoing, are or may be engaged in business ventures that are or may be competitive with the business or other activities of the Company and agrees that none of such Persons will have any duty to present to the Company any opportunity, or to account to the Company or share with the Company any profits from any business or venture, and for all purposes related to the foregoing shall be treated as if each such Person were not a Member of the Company and were not a shareholder, director, officer, agent or employee of such Member, or an affiliated Person with respect to any of the foregoing. Without limiting the foregoing, any Member and any Person affiliated with it may enter into agreements with third parties on such terms and conditions as they may decide, and no such agreement will be considered by the Company or any other Member to be a violation by such Member or any Person affiliated with it of any duty or obligation owed to the Company or such other Member under this Agreement. In addition, any Member and any Person affiliated with any Member may do business with any client, customer or supplier of the Company or employ or otherwise engage any former officer or employee of the Company.

          13.19 Survival.  Termination or expiration of this Agreement for any
                --------
reason will not release any Member from any liabilities or obligations set forth in this Agreement which the Members have expressly agreed shall survive any termination or expiration, or remain to be performed or by their nature would be intended to be applicable following any such termination or expiration.

          The Members have executed this Limited Liability Company Agreement of ResNet Communications, LLC as of the date first written above.

                                           TCI SATELLITE MDU, INC.

                                           By:    /s/ Gary S.Howard
                                                  -------------------------
                                           Name:  Gary S.Howard
                                                  -------------------------
                                           Title: President
                                                  -------------------------


                                           RESNET COMMUNICATIONS, INC.


                                           By:    /s/ Eric R.Jacobsen
                                                  --------------------------
                                           Name:  Eric R. Jacobsen
                                                  --------------------------
                                           Title: Vice President
                                                  --------------------------